CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim S&P Global Dividend Opportunities Index ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The section titled “Additional Information About the Fund’s Strategies and Risks—Index Construction” of the Prospectus for the above-listed Fund is hereby deleted and replaced with the following:

1.
The universe from which the Index constituents are drawn includes all dividend paying common stocks and ADRs listed on the exchanges of the countries included in the S&P Global BMI. Derivatives, structured products, over-the-counter listings, mutual funds and exchange-traded funds are not eligible for inclusion in the Index.

2.	Investability Criteria. The universe is narrowed down to an investable universe based on the following criteria, which for ADRs is determined based on an evaluation of the underlying security:

●
Stocks must have a minimum total market capitalization of U.S. $1.0 billion and a minimum float adjusted market capitalization of U.S. $600 million for developed market stocks and U.S. $300 million for emerging market stocks, as of the rebalancing reference date.

●	Stocks must have a minimum three-month average daily value traded of U.S. $5 million as of the rebalancing reference date.

●	Stocks must be listed on the exchanges of those countries included in the S&P Broad Market Index that allow free inkind transfer of shares.

3.
Stability Criteria. The investable universe of stocks that meet the criteria set forth above, which for ADRs is determined based on an evaluation of the underlying security, is further screened for two stability factors to form the universe from which the Index constituents are ultimately selected:

●	The earnings-per-share in the most recent reported year must be greater than the earnings-per-share reported three years prior.

●	Stocks must be profitable (as measured by positive earnings per share before extraordinary items) over the latest 12-month period, as of the reference date.

4.
Constituent Selection. All stocks in the universe that meet all of the above criteria, which for ADRs is determined based on an evaluation of the underlying security, are sorted on the basis of annual dividend yield, excluding special and extraordinary dividends, declared during the prior four quarters. At the time of each rebalance, if an existing constituent is included within the 200 highest yielding stocks, it will remain in the Index. If an existing constituent is not included among the 200 highest yielding stocks, the constituent is removed from the Index and is replaced with the next largest stock that is included within the 100 highest yielding stocks. Index constituents are weighted such that the yield of the Index is maximized by weighting the highest yielding stocks most heavily while meeting the following criteria: no single country or sector can have more than a 25% weight in the Index at each semi-annual rebalancing; total emerging market exposure is limited to a maximum of 15%; total income trust exposure is limited to a maximum of 10%; and no single stock can have a weight of more than 3% and not less than 0.05% in the Index.  In addition, each stock’s weight is set such that for a US$ 300 million index portfolio at least 20% of each stock’s three month average daily value traded (ADVT) can be rebalanced within four business days.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

July 28, 2011	ETF-PRO-LVL-SUP72811